UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-3703

Name of Fund: CBA Money Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, CBA Money
        Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 02/29/04

Date of reporting period: 03/01/03 - 02/29/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        CBA Money Fund

Annual Report
February 29, 2004

[LOGO] Merrill Lynch Investment Managers

CBA Money Fund

Important Tax Information (unaudited)

Of the ordinary income dividends paid by CBA Money Fund during the year ended February 29, 2004, 28.82% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro-rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2               CBA MONEY FUND                  FEBRUARY 29, 2004

A Letter From the President

Dear Shareholder

As I write to you at February month-end, fixed income markets in the United States continued to reward those investors willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a return of +10.88% over the past six months and +25.17% for the 12-month period ended February 29, 2004. In other areas of fixed income, investment grade corporate bonds, as measured by the Merrill Lynch Corporate Master Index, returned +6.59% and +8.11% for the six-month and 12-month periods ended February 29, 2004, respectively. U.S. Treasury issues, as measured by the Merrill Lynch U.S. Treasuries 1 - 10 Years Index, returned +3.16% and +2.73% for the six-month and 12-month periods ended February 29, 2004, respectively.

At the same time, equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended February 29, 2004, the Standard & Poor's (S&P) 500 Index returned +14.59% and +38.52%, respectively. Much of the boost came from improving economic conditions in the United States.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, was 4.1% in the fourth quarter. A similar level of growth is expected in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By February 10, 2004, 392 of the S&P 500 companies had reported their fourth-quarter 2003 results, and 67.6% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds this year.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and that recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


                CBA MONEY FUND                  FEBRUARY 29, 2004              3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund maintained a longer-than-average portfolio maturity for most of the 12-month period in order to take advantage of higher yields at the longer end of the money market yield curve.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended February 29, 2004, CBA Money Fund paid shareholders a net annualized dividend of .39%.* For the six-month period ended February 29, 2004, the Fund paid shareholders a net annualized dividend of .27%.* The Fund's seven-day yield as of February 29, 2004 was .26%.

The average portfolio maturity for CBA Money Fund at February 29, 2004 was 68 days, compared to 66 days as of August 31, 2003. The Fund's average portfolio maturity during the six-month period ranged from a low of 45 days to a high of 74 days.

Although interest rates experienced significant volatility over the past 12 months, yields were only modestly higher at period end than they were in February 2003. Specifically, the yield on the two-year U.S. Treasury note opened the fiscal year at 1.51%, closed the year at 1.65%, but hit extremes of 1.09% and 2.11% along the way. The Federal Reserve Board reduced the Federal Funds target rate from 1.25% to 1.00% in June 2003, its lowest level since 1958. Because of this, the Fund's performance for the fiscal year benefited from its longer-than-average maturity compared to many of its peers and a significant position in floating rate securities.

How did you manage the portfolio during the 12-month period?

Early in the period, we believed the Federal Reserve Board would leave short-term interest rates low as long as the employment picture remained weak. With that in mind, we added some longer-dated callable U.S. agency securities to the portfolio because they offered yield enhancement and the potential for price appreciation. Yield spreads on callable agency securities relative to straight bullet issues were wide as interest rate volatility remained at the higher end of the historical range for most of the year. Agency floating rate securities also offered greater yields than commercial paper. Accordingly, floaters represented approximately 65% of the Fund's net assets.

Later in the fiscal year, as short-term interest rates remained at historic lows, we sold two-year U.S. Treasury notes at appreciated prices, taking advantage of their yield spreads versus shorter-term securities. Fund performance continued to be enhanced by our longer duration and barbell structure -- with investments split in the three-month and under sector and the longer than one-year sector.

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


4               CBA MONEY FUND                  FEBRUARY 29, 2004

How would you characterize the portfolio's position at the close of the period?

In light of the low yields in the short end of the money market yield curve, the Fund's position at the close of the period was relatively aggressive (with an average maturity of 68 days). Given the yield advantage offered by floating rate securities, we ended the period with a significant position in these securities and a very small allocation in commercial paper.

We believe short-term interest rates will remain in a narrow trading range until there is dramatic improvement in the U.S. employment situation. Therefore, we intend to maintain our longer-than-average portfolio maturity in an effort to enhance the Fund's yield. A steeper yield curve provides us with greater opportunities to add longer-dated issues to the portfolio, offering higher yield spreads compared to shorter-dated commercial paper.

The Fund's portfolio composition at the end of the period and as of our last report to shareholders is detailed below:

--------------------------------------------------------------------------------
                                                          2/29/04        8/31/03
--------------------------------------------------------------------------------
Bank Notes .......................................          8.9%            --
Certificates of Deposit--European ................          1.6             --
Certificates of Deposit--Yankee* .................          3.1            8.6%
Commercial Paper .................................         27.6           14.5
Corporate Notes ..................................           --            3.7
Funding Agreements ...............................         10.5            8.4
Medium-Term Notes ................................          5.5           15.6
Promissory Notes .................................           --            0.4
U.S. Government & Agency
   Obligations--Discount Notes ...................          6.6            1.8
U.S. Government & Agency
   Obligations--Non-Discount Notes ...............         38.5           47.4
Liabilities in Excess of Other Assets ............         (2.3)          (0.4)
                                                          --------------------
Total ............................................        100.0%         100.0%
                                                          ====================

*     U.S. branches of foreign banks.

Richard J. Mejzak
Vice President and Portfolio Manager

March 15, 2004


                CBA MONEY FUND                  FEBRUARY 29, 2004              5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments as of February 29, 2004                   (in Thousands)

                                        Face     Interest        Maturity
Issue                                  Amount      Rate*           Date         Value
======================================================================================
Bank Notes--8.9%
======================================================================================
Bank of America,
NA                                     $ 9,000     1.05+ %       1/28/2005     $ 8,998
--------------------------------------------------------------------------------------
Canadian Imperial                        8,000     1.114+        3/15/2005       8,000
Bank of Commerce
--------------------------------------------------------------------------------------
Total Bank Notes
(Cost--$17,000) ..........................................................      16,998
======================================================================================
Certificates of Deposit--European--1.6%
======================================================================================
Credit Agricole                          3,000     1.27         12/31/2004       3,001
Indosuez, London
--------------------------------------------------------------------------------------
Total Certificates of Deposit--European
(Cost--$3,000) ...........................................................       3,001
======================================================================================
Certificates of Deposit--Yankee--3.1%
======================================================================================
BNP Paribas, NY                          6,000     1.04+         3/08/2004       6,000
--------------------------------------------------------------------------------------
Total Certificates of Deposit--Yankee
(Cost--$6,000) ...........................................................       6,000
======================================================================================
Commercial Paper--27.6%
======================================================================================
Aspen Funding
Corp.                                    7,000     1.03          3/11/2004       6,997
--------------------------------------------------------------------------------------
Falcon Asset                             9,000     1.02          3/18/2004       8,995
Securitization
--------------------------------------------------------------------------------------
Greyhawk                                 5,000     1.04          5/24/2004       4,987
Funding, LLC
--------------------------------------------------------------------------------------
Morgan Stanley                           1,100     1.08+        10/28/2004       1,100
--------------------------------------------------------------------------------------
Old Line Funding
Corp.                                    5,000     1.03          3/18/2004       4,997
--------------------------------------------------------------------------------------
PB Finance                               1,368     1.05          3/29/2004       1,367
(Delaware)                               7,500     1.04          4/19/2004       7,489
--------------------------------------------------------------------------------------
Sigma Finance                            3,000     1.054+        5/17/2004       3,000
Corporation                              7,000     1.053+        6/10/2004       7,000
--------------------------------------------------------------------------------------
Svenska                                  1,150     1.04          3/30/2004       1,149
Handelsbanken AB                         5,670     1.03          4/13/2004       5,662
--------------------------------------------------------------------------------------
Total Commercial Paper (Cost--$52,743) ...................................      52,743
======================================================================================
Funding Agreements--10.5%
======================================================================================
Monumental Life                         10,000     1.12+         8/13/2004      10,000
Insurance Company
--------------------------------------------------------------------------------------
New York Life                           10,000     1.179+        5/28/2004      10,000
Insurance Company
--------------------------------------------------------------------------------------
Total Funding Agreements
(Cost--$20,000) ..........................................................      20,000
======================================================================================
Medium-Term Notes--5.5%
======================================================================================
American Honda                           3,600     1.49+         3/11/2005       3,614
Finance Corp.
--------------------------------------------------------------------------------------
General Electric                         4,000     1.174+        3/17/2005       4,000
Capital Corp.
--------------------------------------------------------------------------------------
Household Finance                        1,100     1.171+        8/18/2004       1,100
Corporation
--------------------------------------------------------------------------------------
Morgan Stanley                           1,000     1.10+         3/04/2005       1,000
                                           810     1.11+         3/24/2005         810
--------------------------------------------------------------------------------------
Total Medium-Term Notes
(Cost--$10,524) ..........................................................      10,524
======================================================================================
U.S. Government Agency Obligations--
Discount Notes--6.6%
======================================================================================
Fannie Mae                               2,000     1.20          8/20/2004       1,990
                                         1,000     1.21          1/07/2005         991
--------------------------------------------------------------------------------------
Freddie Mac                                400     1.035         7/13/2004         398
                                         5,000     1.21         12/02/2004       4,957
                                         4,301     1.22          1/11/2005       4,257
--------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations--
Discount Notes (Cost--$12,584) ...........................................      12,593
--------------------------------------------------------------------------------------

6               CBA MONEY FUND                  FEBRUARY 29, 2004

Schedule of Investments (concluded)                               (in Thousands)

                                        Face     Interest        Maturity
Issue                                  Amount      Rate*           Date         Value
=======================================================================================
U.S. Government Agency Obligations--Non-Discount
Notes--38.5%
=======================================================================================
Fannie Mae                             $ 5,600     0.994+%       8/17/2005    $  5,597
                                           340     2.125         8/19/2005         341
                                         1,750     2.11          8/26/2005       1,758
                                         9,000     0.973+        8/29/2005       8,994
                                         4,500     0.99+         9/06/2005       4,496
                                           550     2.07         10/21/2005         553
                                           550     2.10         10/21/2005         553
---------------------------------------------------------------------------------------
Federal Farm                             1,500     1.12+         3/01/2004       1,500
Credit Bank                              8,000     0.995+        4/07/2004       8,000
                                         7,000     1.02+         6/21/2004       7,000
                                        14,000     1.00+         2/07/2005      13,997
                                         5,000     1.00+         2/24/2005       5,000
                                         1,300     1.011+        2/21/2006       1,299
                                           750     1.041+        2/20/2008         750
---------------------------------------------------------------------------------------
Federal Home                             2,000     3.75          4/15/2004       2,007
Loan Bank                                2,200     1.01+         7/06/2004       2,200
                                           800     3.875        12/15/2004         817
                                           825     1.50          5/13/2005         826
---------------------------------------------------------------------------------------
Freddie Mac                              1,000     2.29         10/28/2005       1,001
                                           500     2.41         11/04/2005         503
                                         3,250     1.125+       11/07/2005       3,251
                                         1,000     2.30         11/17/2005       1,008
                                         2,000     2.35         12/09/2005       2,018
---------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations--
Non-Discount Notes (Cost--$73,414)                                              73,469
---------------------------------------------------------------------------------------
Total Investments (Cost--$195,265)--102.3% ...............................     195,328

Liabilities in Excess of Other Assets--(2.3%) ............................      (4,478)
                                                                              --------
Net Assets--100.0% .......................................................    $190,850
                                                                              ========
---------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are those in effect at February 29, 2004.

+     Variable rate notes.

      See Notes to Financial Statements.


                CBA MONEY FUND                  FEBRUARY 29, 2004              7

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of February 29, 2004
==============================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$195,265,363*) .                   $195,328,159
                       Cash ...................................................                        107,765
                       Interest receivable ....................................                        167,673
                       Prepaid registration fees and other assets .............                         22,614
                                                                                                  ------------
                       Total assets ...........................................                    195,626,211
                                                                                                  ------------
==============================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased ................................    $ 4,495,950
                          Other affiliates ....................................         95,743
                          Distributor .........................................         81,603
                          Investment adviser ..................................         74,537
                          Beneficial interest redeemed ........................         12,464       4,760,297
                                                                                   -----------
                       Accrued expenses .......................................                         15,435
                                                                                                  ------------
                       Total liabilities ......................................                      4,775,732
                                                                                                  ------------
                       Net assets .............................................                   $190,850,479
                                                                                                  ============
==============================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................                   $ 19,078,768
                       Paid-in capital in excess of par .......................                    171,708,915
                       Unrealized appreciation on investments--net ............                         62,796
                                                                                                  ------------
                       Net Assets--Equivalent to $1.00 per share based on
                        190,787,683 shares of beneficial interest outstanding .                   $190,850,479
                                                                                                  ============

* Cost for Federal income tax purposes. As of February 29, 2004, net unrealized appreciation for Federal income tax purposes amounted to $62,796, of which $65,540 related to appreciated securities and $2,744 related to depreciated securities.

      See Notes to Financial Statements.


8               CBA MONEY FUND                  FEBRUARY 29, 2004

Statement of Operations

For the Year Ended February 29, 2004
============================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------
                       Interest and amortization of premium and discount earned                  $ 3,040,084
============================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................    $1,205,888
                       Transfer agent fees ....................................       366,612
                       Distribution fees ......................................       297,195
                       Accounting services ....................................        63,372
                       Trustees' fees and expenses ............................        43,175
                       Professional fees ......................................        41,102
                       Printing and shareholder reports .......................        38,049
                       Registration fees ......................................        17,969
                       Custodian fees .........................................        15,519
                       Pricing expense ........................................         1,158
                       Other ..................................................        15,689
                                                                                   ----------
                       Total expenses .........................................                    2,105,728
                                                                                                 -----------
                       Investment income--net .................................                      934,356
                                                                                                 -----------
                       Realized gain on investments--net ......................                       48,569
                       Change in unrealized appreciation on investments--net ..                        7,381
                                                                                                 -----------
                       Total realized and unrealized gain on investments--net .                       55,950
                                                                                                 -----------
                       Net Increase in Net Assets Resulting from Operations ...                  $   990,306
                                                                                                 ===========

      See Notes to Financial Statements.


                CBA MONEY FUND                  FEBRUARY 29, 2004              9

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                     For the           For the
                                                                                    Year Ended        Year Ended
                                                                                   February 29,      February 28,
Increase (Decrease) in Net Assets:                                                     2004              2003
==================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................    $     934,356     $   4,510,304
                       Realized gain on investments--net .....................           48,569           129,256
                       Change in unrealized appreciation on investments--net .            7,381          (424,398)
                                                                                  -------------------------------
                       Net increase in net assets resulting from operations ..          990,306         4,215,162
                                                                                  -------------------------------
==================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................         (934,356)       (4,510,304)
                       Realized gain on investments--net .....................          (48,569)         (129,256)
                                                                                  -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to shareholders ........................         (982,925)       (4,639,560)
                                                                                  -------------------------------
==================================================================================================================
Beneficial Interest Transactions
------------------------------------------------------------------------------------------------------------------
                       Net asset value of shares issued to shareholders in
                        reinvestment of dividends and distributions ..........          982,787         4,639,560
                       Cost of shares redeemed ...............................     (112,510,774)     (242,512,921)
                                                                                  -------------------------------
                       Net decrease in net assets derived from beneficial
                        interest transactions ................................     (111,527,987)     (237,873,361)
                                                                                  -------------------------------
==================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------
                       Total decrease in net assets ..........................     (111,520,606)     (238,297,759)
                       Beginning of year .....................................      302,371,085       540,668,844
                                                                                  -------------------------------
                       End of year ...........................................    $ 190,850,479     $ 302,371,085
                                                                                  ===============================

      See Notes to Financial Statements.


10              CBA MONEY FUND                  FEBRUARY 29, 2004

Financial Highlights

The following per share data and ratios have been derived   For the               For the Year Ended                   For the
from information provided in the financial statements.     Year Ended                February 28,                    Year Ended
                                                          February 29,  ----------------------------------------    February 29,
Increase (Decrease) in Net Asset Value:                       2004          2003         2002           2001            2000
================================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------------------
         Net asset value, beginning of year .......       $     1.00    $     1.00    $     1.00    $      1.00      $      1.00
                                                          ----------------------------------------------------------------------
            Investment income--net ................            .0037         .0110         .0331          .0567            .0473
            Realized and unrealized gain (loss) on
             investments--net .....................            .0002        (.0007)       (.0020)         .0021           (.0003)
                                                          ----------------------------------------------------------------------
         Total from investment operations .........            .0039         .0103         .0311          .0588            .0470
                                                          ----------------------------------------------------------------------
         Less dividends and distributions:
            Investment income--net ................           (.0037)       (.0110)       (.0331)        (.0567)          (.0473)
            Realized gain on investments--net .....           (.0002)       (.0003)       (.0003)        (.0001)              --
                                                          ----------------------------------------------------------------------
         Total dividends and distributions ........           (.0039)       (.0113)       (.0334)        (.0568)          (.0473)
                                                          ----------------------------------------------------------------------
         Net asset value, end of year .............       $     1.00    $     1.00    $     1.00    $      1.00      $      1.00
                                                          ======================================================================
         Total investment return ..................              .39%         1.13%         3.35%          5.83%            5.09%
                                                          ======================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
         Expenses .................................              .87%          .87%          .83%           .75%             .70%
                                                          ======================================================================
         Investment income and realized gain (loss)
          on investments--net .....................              .41%         1.16%         3.53%          5.67%            4.68%
                                                          ======================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
         Net assets, end of year (in thousands) ...       $  190,850    $  302,371    $  540,669    $ 1,199,550      $ 2,425,888
                                                          ======================================================================

      See Notes to Financial Statements.


                CBA MONEY FUND                  FEBRUARY 29, 2004             11

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

CBA Money Fund (the "Fund") is a money market fund whose shares are held in certain accounts at Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"). The Fund is currently not offering any new shares to the public except through dividend reinvestment. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments and assets for which market quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Repurchase agreements -- The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the first $500 million of average daily net assets, .425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and .375% of average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which MLPF&S receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund attributable to subscribers. The MLPF&S distribution fee is to compensate MLPF&S and its financial advisors and other directly involved branch office personnel for providing direct personal services to shareholders and in processing share orders and administering shareholder accounts.


12              CBA MONEY FUND                  FEBRUARY 29, 2004

Notes to Financial Statements (concluded)

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended February 29, 2004, the Fund reimbursed FAM $5,124 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Beneficial Interest Transactions:

The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended February 29, 2004 and February 28, 2003 was as follows:

--------------------------------------------------------------------------------
                                                     2/29/2004         2/28/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Ordinary income .........................        $  982,925        $4,639,560
                                                    ----------------------------
Total taxable distributions ................        $  982,925        $4,639,560
                                                    ============================

As of February 29, 2004, there were no significant differences between the book and tax components of net assets.

5. Reclassification:

Certain prior year amounts have been reclassified to conform to current year presentation. This reclassification does not affect net asset value or the results of operations.

Independent Auditors' Report

To the Shareholders and Board of Trustees of CBA Money Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CBA Money Fund as of February 29, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CBA Money Fund as of February 29, 2004, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
April 8, 2004


                CBA MONEY FUND                  FEBRUARY 29, 2004             13

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           123 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         159 Portfolios
            08543-9011     Trustee      and      Management, L.P. ("FAM")--Advised Funds since
            Age: 63                     1985 to  1999; Chairman (Americas Region) of MLIM from
                                        present  2000 to 2002; Executive Vice President of FAM and
                                                 MLIM (which terms as used herein include their
                                                 corporate predecessors) from 1983 to 2002; President
                                                 of FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Trustee's term is unlimited. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1984 to  Professor Emeritus of Finance, School of Business,    51 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     50 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant at the Urban Institute from
                                                 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1993 to  Professor of Harvard Business School since 1989.      51 Funds        Newell Rub-
Montgomery  Princeton, NJ               present                                                        50 Portfolios   bermaid, Inc.
            08543-9095
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Trustee      1992 to  Director Emeritus of The Boston University Center     51 Funds        None
Ryan        Princeton, NJ               present  for the Advancement of Ethics and Character from      50 Portfolios
            08543-9095                           1989 to 1999; Professor of Education at Boston
            Age: 71                              University from 1982 to 1999 and Professor Emeritus
                                                 thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President of Middle East Institute from 1995 to       51 Funds          None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer of United States        50 Portfolios
            08543-9095                           Foreign Service from 1961 to 1995 and Career
            Age: 68                              Minister from 1989 to 1995; Deputy Inspector General
                                                 of U.S. Department of State from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of Jordan from
                                                 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1984 to  Professor of Finance, New York University,            51 Funds        Bowne &
West        Princeton, NJ               present  Leonard N. Stern School of Business Administration    50 Portfolios   Co., Inc.;
            08543-9095                           from 1982 to 1994 and Dean Emeritus thereof                           Vornado
            Age: 66                              since 1994.                                                           Operating
                                                                                                                       Company;
                                                                                                                       Vornado
                                                                                                                       Realty Trust;
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------


14              CBA MONEY FUND                  FEBRUARY 29, 2004

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        51 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  50 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 69                              Director of Prudential Reinsurance Company and
                                                 former Trustee of The Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held with    of Time
Name        Address & Age  Fund         Served*   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Richard J.  P.O. Box 9011  Vice         2001 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Mejzak      Princeton, NJ  President    present  1996 to 2000.
            08543-9011
            Age: 35
------------------------------------------------------------------------------------------------------------------------------------
Phillip S.  P.O. Box 9011  Secretary    2000 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM from
Gillespie   Princeton, NJ               present  2000 to 2001; Vice President of MLIM from 1999 to 2000; Attorney associated with
            08543-9011                           MLIM since 1998.
            Age: 40
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust
Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-221-7210*

*     For inquiries regarding your CBA account, call 800-247-6400.

--------------------------------------------------------------------------------
Charles C. Reilly, Trustee of CBA Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Reilly well in his retirement.
--------------------------------------------------------------------------------


                CBA MONEY FUND                  FEBRUARY 29, 2004             15

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

CBA Money Fund
Box 9011
Princeton, NJ
08543-9011

                                                                  #11676 -- 2/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending February 29, 2004 - $25,000
                                  Fiscal Year Ending February 28, 2003 - $25,000

         (b) Audit-Related Fees - Fiscal Year Ending February 29, 2004 - $0
                                  Fiscal Year Ending February 28, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending February 29, 2004 - $5,200
                                  Fiscal Year Ending February 28, 2003 - $5,400

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending February 29, 2004 - $0
                                  Fiscal Year Ending February 28, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending February 29, 2004 - $17,838,364
             Fiscal Year Ending February 28, 2003 - $17,256,337

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        CBA Money Fund


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            CBA Money Fund

        Date: April 16, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -----------------------------
            Terry K. Glenn,
            President of
            CBA Money Fund

        Date: April 16, 2004


        By: /s/ Donald C. Burke
            -----------------------------
            Donald C. Burke,
            Chief Financial Officer of
            CBA Money Fund

        Date: April 16, 2004